SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                                 ______________

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 2, 1998



                         RECKSON ASSOCIATES REALTY CORP.
             (Exact name of Registrant as specified in its Charter)



                                    Maryland
                            (State of Incorporation)



        1-13762                                              11-3233650
(Commission File Number)                             (IRS Employer Id. Number)

                 225 Broadhollow Road                                 11747
                  Melville, New York                               (Zip Code)
       (Address of principal executive offices)

                                 (516) 694-6900
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         In July 1998, Reckson Associates Realty Corp. ("Reckson") formed a joint venture, Metropolitan Partners LLC, a Delaware limited liability company ("Metropolitan Partners"), with Crescent Real Estate Equities Company, a Texas real estate investment trust ("Crescent"). Pursuant to a merger agreement executed on July 9, 1988 and amended and restated on August 11, 1998 (the
"Merger Agreement") between Metropolitan Partners, Reckson and Crescent and Tower Realty Trust, Inc., a Maryland corporation ("Tower"), Metropolitan Partners agreed, subject to the terms and conditions of the Merger Agreement, to purchase the common stock of Tower.

         Prior to the execution of the Merger Agreement, Metropolitan Partners identified certain tax issues regarding Tower's operations. Metropolitan Partners entered into the Merger Agreement only after Tower made detailed representations and warranties purporting to address these issues. In the course of due diligence, however, Metropolitan Partners, Reckson and Crescent discovered that these representations and warranties may not be correct and discussed these concerns with Tower, specifically advising Tower that they were not terminating the Merger Agreement at that time. Metropolitan Partners, Reckson and Crescent invited Tower to respond to these concerns. However, on November 2, 1998, Tower filed a complaint in the Supreme Court of the State of New York alleging Metropolitan Partners, Reckson and Crescent willfully breached the Merger Agreement. Tower is seeking declaratory and other relief, including damages of not less than $75 million and specific performance by Metropolitan Partners, Reckson and Crescent of their obligations under the Merger Agreement.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1     Press Release of Metropolitan Partners LLC, dated November 2, 1998

     99.2     Press Release of Tower Realty Trust, Inc., dated November 2, 1998

     99.3     Press Release of Tower Realty Trust, Inc., dated November 2, 1998

     99.4 Agreement and Plan of Merger by and among Tower Realty Trust, Inc., Reckson Associates Realty Corp., Crescent Real Estate Equities Company and Metropolitan Partners LLC, dated as of July 9, 1998

     99.5     Schedule 3.15 to the Merger Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       RECKSON ASSOCIATES REALTY CORP.


                                       /s/ Michael Maturo
                                       -----------------------------------------
                                       Michael Maturo
                                       Executive Vice President
                                       and Chief Financial Officer



Date:  November 9, 1998